Exhibit POWATT

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The China - U.S. Growth Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Dan C. Chung and Frederick A. Blum, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 8TH day of SEPTEMBER, 2003.


                                                     /s/ ZACHARY KARABELL
                                                     --------------------
STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

       On the 8TH day of SEPTEMBER, 2003, before me personally came Zachary Karabell, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                      /s/ ROBERT I. JONES
                                                      -------------------
Robert I. Jones
Notary Public, State of New York
No. 02JO6018435
Qualified in New York County
Commission Expires 01/11/2004

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The China - U.S. Growth Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Dan C. Chung and Frederick A. Blum, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 8TH day of SEPTEMBER, 2003.

                                                      /s/ STEPHEN E. O'NEIL
                                                      ---------------------
STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

       On the 8TH day of SEPTEMBER , 2003, before me personally came Stephen E. O'Neil, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                      /s/ ROBERT I. JONES
                                                      -------------------
Robert I. Jones
Notary Public, State of New York
No. 02JO6018435
Qualified in New York County
Commission Expires 01/11/2004

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The China - U.S. Growth Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Dan C. Chung and Frederick A. Blum, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 8TH day of SEPTEMBER, 2003.

                                                      /s/ LESTER L. COLBERT, JR.
STATE OF NEW YORK   )                                 -------------------------
                    ) ss.:
COUNTY OF NEW YORK  )

       On the 8TH day of SEPTEMBER, 2003, before me personally came Lester L. Colbert, Jr., to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                          /s/ ROBERT I. JONES
Robert I. Jones                                           -------------------
Notary Public, State of New York
No. 02JO6018435
Qualified in New York County
Commission Expires 01/11/2004

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The China - U.S. Growth Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Dan C. Chung and Frederick A. Blum, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 8TH day of SEPTEMBER, 2003.

                                                      /s/ HILARY ALGER
                                                      ----------------
STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

       On the 8TH day of SEPTEMBER, 2003, before me personally came Hilary Alger, to me known to be the individual described in and who executed the foregoing instrument, and she acknowledged to me that she executed the same.

                                                      /s/ ROBERT I. JONES
                                                      -------------------
Robert I. Jones
Notary Public, State of New York
No. 02JO6018435
Qualified in New York County
Commission Expires 01/11/2004

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The China - U.S. Growth Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Dan C. Chung and Dorothy G. Sanders, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instruments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 8TH day of SEPTEMBER, 2003.

                                                      /s/ FREDERICK A. BLUM
                                                      ---------------------
STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

       On the 8TH day of SEPTEMBER, 2003, before me personally came Frederick A. Blum, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                      /s/ ROBERT I. JONES
                                                      -------------------
Robert I. Jones
Notary Public, State of New York
No. 02JO6018435
Qualified in New York County
Commission Expires 01/11/2004

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Trustee of The China - U.S. Growth Fund, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Zachary Karabell and Frederick A. Blum, or either of them, the true and lawful attorneys and agents of the undersigned, with power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or either of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the 1940 Act"), and the securities laws of the jurisdic-tions in which securities of the Trust may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or agency of any such jurisdiction in respect thereof, in connection with the registration of the Trust under the 1940 Act or the registration for sale of its securities under the 1933 Act, and the registration and qualification of such securities under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the under-signed officer and/or Trustee of the Trust (individually and as such officer and/or Trustee), the Trust's registration statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC or on the applicable form for any other jurisdiction with respect to the Trust and its shares of beneficial interest, to be filed with the SEC or the securities commission or other agency of any such jurisdiction under either or both of said Acts or any other law or regulation, any amendments or post-effective amendments of any of the foregoing, any and all amendments and supplements to such amendments or post-effective amendments, and any other instru-ments or documents filed as part of or in connection with said registration statements, amendments or supplements; and the undersigned does hereby ratify and confirm all that said attorneys or agents, or either of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 8TH day of SEPTEMBER, 2003.

                                                       /s/ DAN C. CHUNG
                                                       ----------------
STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 8TH day of SEPTEMBER, 2003, before me personally came Dan C. Chung, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                       /s/ ROBERT I. JONES
                                                       -------------------
Robert I. Jones
Notary Public, State of New York
No. 02JO6018435
Qualified in New York County
Commission Expires 01/11/2004